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                               ESCROW AGREEMENT


     ESCROW AGREEMENT, dated as of December 30, 1996, among FAMILY GOLF CENTERS, INC., a Delaware corporation with executive offices at 225 Broadhollow Road, Melville, New York 11747 ("FGC"), CINCINNATI GOLF ACADEMY, LTD. an Ohio limited liability company, having an address at 7630 Columbia Road, Maineville, Ohio 45039 (the "Seller") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, incorporated under the laws of the United States of America with executive offices at 2 Broadway, New York, New York 10004 (the "Escrow Agent").

                              W I T N E S E T H:
                              ------------------

     WHEREAS, simultaneously with the execution hereof, the Seller and Maineville Family Golf Centers, Inc., a Delaware corporation (the "Purchaser") are consummating the transactions contemplated by the Purchase Agreement, dated as of December 30, 1996 (the "Purchase Agreement"), among the Seller, certain members of the Seller, and Purchaser pursuant to which, among other things, the Purchaser is purchasing certain assets of the Seller; and

     WHEREAS, pursuant to Section 2 of the Purchase Agreement, 3,500 shares (the "Escrowed Property") of the FGC Common Stock are required to be placed into an escrow account (the "Escrow Account") to be maintained by the Escrow Agent against any claims for indemnity



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under the Purchase Agreement; and

     WHEREAS, this is the Escrow Agreement referred to in Section 1 of the Purchase Agreement. Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

     NOW, THEREFORE, it is agreed as follows:

I.   ESCROW.

     SECTION 1.01 APPOINTMENT OF ESCROW AGENT. The Seller and FGC hereby appoint the Escrow Agent, and the Escrow Agent hereby agrees to serve, as Escrow Agent in accordance with, and pursuant to, this Agreement.

     SECTION 1.02 OPERATION OF ESCROW ACCOUNT. The parties hereto agree that, subject to Section 1.03 hereof, the Escrow Account shall operate as follows:

          (a) As soon as reasonably practicable following the Effective Time, FGC shall deposit, in accordance with Section 1.03 hereof, into the Escrow Account an aggregate of 3,500 shares of FGC Common Stock pursuant to the Purchase Agreement.

          (b) At any time prior to December 30, 1998, FGC shall be entitled to give a notice to the Escrow Agent, signed by its President or any Vice President (with a copy to the Seller), to the effect that there has been an event entitling Purchaser to indemnification from the Seller pursuant to the Purchase Agreement, which notice shall specify the amounts owed by the Seller pursuant to the Purchase Agreement, the calculation of such amounts and, in reasonable detail, the basis therefore.

          (c) Twenty days after the Escrow Agent has received a notice pursuant to




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Section 1.02(b) (or, if not a business day, on the next business day following such twentieth day) it shall deliver to FGC the Escrowed Property (the "Escrowed Property") to be valued as set forth in Section 1.02(e) in the amounts specified in such notice unless the Seller shall have notified the Escrow Agent (with a copy to FGC) in writing before such date that it disagrees with FGC's determination that it is entitled to indemnification with respect to the Purchase Agreement, which notice shall be set forth in iasonable detail the basis for such disagreement.

          (d) Should any dispute arise with respect to the delivery, ownership, or right of possession of the Escrowed Property, the Escrow Agent, as more fully set forth in Section IV(xi), is authorized and directed to retain in its possession without liability to anyone all or any part of the Escrowed Property until such dispute shall have been settled either by mutual agreement by the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, and may, in its discretion, deposit such Escrowed Property with a court of competent jurisdiction in the United States of America which is hearing such dispute.

          (e) For purposes of this Agreement, the value of each share of FGC Common Stock which is part of the Escrowed Property shall be deemed equal to $30.00 per share.

          (f) In the event that an indemnification claim is made by the Purchaser in accordance with Section 1.02(b) hereof and such claim is not disputed by the Seller within the 20-day period referred to in Section 1.02(c) hereof, then the Seller shall have the right to satisfy such indemnification claim in cash rather than in FGC Common Stock being held by the Escrow Agent

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provided that such amount is paid to Purchaser within such 20-day period.

     SECTION 1.03 DISTRIBUTION OF ESCROWED PROPERTY. Unless a notice under
Section 1.02(b) has been given and Escrowed Property in satisfaction of such notice has not been delivered to FGC, either because the 20-day period has not yet run out or because a dispute relating to the claim made by such notice is then pending, the Escrowed Property or such portion of it as at the time remains in escrow, together with all dividends and distributions received by the Escrow Agent with respect thereto, shall be returned to the Seller on December 30, 1998.

     SECTION 1.04 TERMINATION OF ESCROW ACCOUNT. This Agreement and the Escrow Account will terminate at 5:00 P.M., New York City local time, on the date on which all of the shares of FGC Common Stock contained therein shall be distributed as set forth above.

     SECTION 1.05 VOTING. The shares of FGC Common Stock held in the Escrow Account shall be voted by the Seller or its designees.

II.  DEPOSIT OF ESCROWED PROPERTY.

     SECTION 2.01 DEPOSIT OF ESCROWED PROPERTY. As soon as reasonably practicable following the Closing Date (as defined in the Purchase Agreement), FGC shall, as set forth in Section 1.02, deposit with the Escrow Agent 3,500 shares of FGC Common Stock.

III. NOTICES.

     Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand, (b) sent by certified mail return receipt requested, with proper postage prepaid, or (c) sent by over-night delivery and addressed as follows:


     If to FGC to:






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     225 Broadhollow Road
     Melville, New York 11747
     (516) 694-1666

     with a copy to:

     Squadron, Ellenoff, Plesent & Sheinfeld, LLP
     551 Fifth Avenue
     New York, New York  10176
     Attention: Kenneth R. Koch, Esq.
     Tel: (212)-661-6500
     Fax: (212)-697-6686

     If to Seller to:

     Cincinnati Golf Academy, Ltd.
     7630 Columbia Road
     Maineville, Ohio  45039
     Attention: David Wechsler
     Tel:  (513) 459-4653
     Fax:  (513) 459-4654

     with a copy to:

     Katz, Greenberg & Norton
     105 East 4th Street
     9th Floor
     Cincinnati, Ohio  45202
     Attention: Scott P. Kadish, Esq.
     Tel:  (513) 721-5151
     Fax:  (513) 621-9285

     If to the Escrow Agent, to:

     2 Broadway
     New York, New York 10004
     Attention:  Steve Nelson
     Tel:  (212) 509-4000
     Fax:  (212) 509-5150

or to such other address as the person to whom notice is to be given may have previously furnished


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to the others in the above-referenced manner. Except as otherwise provided herein, no notice or communication shall be effective until received or refused.

IV.  CONCERNING THE ESCROW AGENT.

     To induce the Escrow Agent to act hereunder, it is further agreed by each of the Seller and FGC that:

          (i) The Escrow Agent shall not be under any duty to give the Escrowed Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement.

          (ii) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

          (iii) The Escrow Agent shall not be liable, except for its own gross negligence, willful misconduct or breach of any representations, warranties or covenants contained in this Agreement, and, except with respect to claims based upon such gross negligence, willful misconduct or breach that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages, and expenses, including reasonable attorneys' fees and disbursements, arising out of, and in connection with, this Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in

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good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Funds, or any loss of interest incident to any such delays.

          (iv) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          (v) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

          (vi) The Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder, but is serving as escrow holder only. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes.

     This paragraph (vi) and paragraph (iii) of this Article V shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

          (vii) The Escrow Agent makes no representation as to the validity, value, genuineness, or the collectibility of any security or other documents or instrument held by, or





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 delivered to, it.

          (viii) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

          (ix) The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by FGC and the Seller or at any time may resign by giving written notice to such effect to FGC and the Seller. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (A) the appointment of a successor (including a court of competent jurisdiction) or (B) the day that is 30 days after the date of delivery: (1) to the Escrow Agent of the other parties' notice of termination or (2) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrowed Property safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

          (x) T Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any



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            liability upon the contents thereof.

          (xi) In the event of any disagreement among or between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to rtoain the Escrowed Property until the Escrow Agent shall have received (A) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (B) a written agreement executed by the other parties hereto directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order referred to in (A) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question.

          (xii) As consideration for its agreement to act as Escrow Agent as herein described, FGC shall pay the Escrow Agent fees determined in accordance with the terms set forth on Exhibit A hereto (and made a part of this Escrow Agreement as if herein set forth). In addition, FGC and the Seller agree to reimburse the Escrow Agent for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses, and disbursements of its counsel) and to share equally the costs thereof.

          (xiii) No publicly distributed material or other matter in any language (including, without limitation, notices and reports) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties'



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behalf unless the Escrow Agent shall first have given its specific written consent thereto.

V.   MISCELLANEOUS.

     SECTION 5.01 BINDING EFFECT. This Escrow Agreement shall be binding upon, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, heirs, administrators, and representatives, and shall not be enforceable by, or inure to the benefit of, any other third party, except as provided in paragraph (ix) of Article V with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties.

     SECTION 5.02 CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the internal law of the State of Delaware (without reference to its rules as to conflicts of law).

     SECTION 5.03 MODIFICATION. This Agreement may only be modified by a writing signed by all of the parties hereto.

     SECTION 5.04 HEADINGS. The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections and Articles are to Sections and Articles, respectively, contained herein.

     SECTION 5.05 COUNTERPARTS. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.


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     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.

                                          FAMILY GOLF CENTERS, INC.


                                          BY:________________________________
                                             NAME:
                                             TITLE:


                                          CINCINNATI GOLF ACADEMY, LTD.


 .
                                          BY:_________________________________
                                             NAME:
                                             TITLE:


                                          CONTINENTAL STOCK TRANSFER & TRUST
                                          COMPANY



                                          BY: ________________________________
                                              NAME:
                                              TITLE:




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                                   EXHIBIT A






                     ESCROW AGENT FEES: $100.00 PER MONTH



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